SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 19, 2002



                            HFB FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Tennessee                   0-20956                 61-1228266
         ---------                   -------                 ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)

               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (606) 248-1095
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 8.  Change in Fiscal Year.
------------------------------

On February 19, 2002, the Board of Directors of HFB Financial Corporation (the "Company") made a determination to change the registrant's fiscal year end from June 30 to December 31, effective July 1, 2002. The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission with regard to the 12-month fiscal year ending June 30, 2001, on September 28, 2001, and intends to file a Form 10-K for its fiscal year ending June 30, 2002. For the six-month period ending December 31, 2002, the Company will file a Form 10-K transition report with the Securities and Exchange Commission. Audited financial statements covering the six-month period ending December 31, 2002 will be part of the Company's 10-K transition filing in March 2003.

Recently, the Company converted from a savings and loan holding company to a bank holding company, and bank holding companies have historically utilized a December 31 year-end. Management believes that in order to facilitate the comparability of the Company to similar companies, it is appropriate to adopt the reporting period most widely observed with bank holding companies. Moving to a December 31 year-end aligns the Company's financial reporting with its peer group and with publicly-held bank holding companies in the United States.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      HFB FINANCIAL CORPORATION


Date:   March 5, 2002                 By:   /s/ David B. Cook
                                           -------------------------------------
                                           David B. Cook
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)